Blockchain Identification Graph

BIG

bigtoken.com

Last year advertisers and marketers spent $130 billion on consumer data.

We have become accustomed to letting others use and sell our personal data in exchange for access to basic news, brief entertainment, efficient utilities and social connections.



We've become so accustomed to giving our information away, we don't even **THINK** about it.

Our values, preferences, tastes, perspectives, passions, history, and relationships are sold - all without our awareness or benefit.


@
$
$
$
$

WE ARE VALUABLE.

We deserve transparency, choice and compensation.

We have the right to know who buys our data and the right to know how it is used.


USER
USER


BIG

When our data is bought, we deserve to be paid.


BIG


BIG


BIG

The advertising life cycle begins and ends with the consumer. Yet consumers are the most disempowered actor in the ecosystem.

How it works today



Consumer
Website 1
Website 2
Website 3
Data Collection
Data stored in DMP
Data Market
Media Buyer
DSP / Exchange
Data is bought in exchange and paired with ad media
Website
Ad
Consumer

Production: Consumer produces data through his or her online actions.

Collection: Data is collected and stored with device IDs, IP addresses, and cookie pools.

Purchase: Media buyers purchase the data.

Targeting: Media buyers use purchased data to serve ads to the consumer.

Consumer benefit: Little to none. The consumer is often unaware and goes uncompensated.

BIG BRINGS POWER TO THE PEOPLE.

Platform for the people

BIG, BIGapp and BIGosg takes consumer internet targeting data and puts it back in the hands of the consumer.

- Open Source
- Decentralized
- Democratized
- Scalable

- Consumer choice
- Transparency
- Privacy
- Compensation

How it works with BIG



Consumer
BIGid
Website 1
Website 2
Website 3
BIGapp
Data collection
based on consumer opt in
Consumer earns BIGtoken
Data stored in BIG
Data Market
BIGosg determines use cases and integrations
Media Buyer
DSP / Exchange
Data is bought in exchange and paired with ad media
Website
Ad
Consumer shares in data purchase

Production: Consumer produces data through his or her online actions. This data is associated with the BIGid generated for each consumer.

Choice: Consumer accesses BIG platform through BIGapp. BIGapp aggregates consumer's personal data. Consumer decides what data is shared.

Benefit to Consumer: Consumer earns BIGtokens for sharing data.

Opted-in Collection: Data is collected and stored with device IDs, IP addresses, and cookie pools based on consumer opt in. BIGosg determines what apps integrate with the consumer data graph and how the data can be used.

Purchase: Media buyers purchase the data.

Targeting: Media buyers use purchased data to serve ads to the consumer.

Benefit to Consumer: Consumer not only earns BIGtokens, but knows who bought the data and how it was used.

Data collection before **BIG**



Oracle Data Set
Kris Nelson
Demographic

Basic Info	
Undergraduate Degree Demographic > Education > Undergraduate Degree	✗
Renters Demographic > Housing Attributes > Renters	✓
Tweens/Teenagers (11-18) Demographic > Family Composition > Children in Household>Yes	✗
Single Demographic > Marital Status > Single	✗
High School Diploma Demographic > Education > High School Diploma	✓

Basic Info	
San Francisco-Oakland-Fremont Geographic>IP based>United States>California>San Francisco-Oa	✗
Chrome Device Data>Browser>Chrome	✓
Version 10.x Device Data>Operating System>Mac>Version 10.x	✓
Computer Device Data>Type>Computer	✓
English Device Data>Browser Language>English	✓

Basic Info	
Vocational or Technical School Demographic>Education>Vocational or Technical School	✗
Infants Demographic > Family Composition>Children in Household>Yes	✓
Some College Demographic > Education>Some College	✓
Greater than $250,000 Demographic > Financial Attributes>Estimated Household Income	✗
Demographic > Age>65 & Older	✗

Basic Info	
35-39 Demographic>Age>30-39>35-39	✓
Home Owners Demographic>Housing Attributes>Home Owners	✗
No Demographic>Family Compostion>Children in Household>No	✓
Los Angeles-Long Beach-Santa Ana Geographic>Self-Declared>United States>California>Los Angeles	✓
$60,000-$74,999 Demographic>Financial Attributes>Estimated Household Income	✗

Basic Info	
$75,000-$99,999 Demographic>Financial Attributes>Estimated Household Income	✗
Single Family Demographic>Housing Attributes>Property Type>Single Family	✓
7+ Years Demographic>Housing Attributes>Length of Residence>7+Years	✗
Spanish Demographic>Languate>Spanish	✗
Current Student Demographic>Education>Current Student	✗

Basic Info	
Mortgage Demographic>Financial Attributes>Credit&Debt>Mortgage	✗
Credit Card Holder Demographic>Financial Attributes>Credit&Debt>Credit Card Hold	✓
Children (6-10) Demographic > Family Composition > Children in Household>Yes	✗
Married Demographic>Marital Status>Married	✓
Not Married Demographic>Marital Status>Not Married	✗

More than 50% of data on Kris Nelson is incorrect.

- Not transparent to consumer
- Consumer is not compensated
- Consumer does not participate in relationship: not opted-in or verified
- Data is inaccurate

Data collection after BIG



Age	✓
Location	✓
Household Income	✓
Homeowner	✓

- Transparent to consumer
- Consumer is compensated for transparency
- 100% verified by consumer - high accuracy
- Opted-in 3rd party systems like social networks will further verify data

How it works for you



You choose the data BIGapp collects.


BIG

You are rewarded with BIGtokens for opting in.



You decide what of your personal data is shared, what of your personal data is bought and who buys it.


BIG

You are rewarded again with more BIGtokens when your data is purchased.



You work with the community (BIGosg) to determine how the data is used and who accesses it.



You block the ads and advertisers you don't like while giving props to those you do.


AD
AD

You see who is using your data and what ads have been served to you.

BIG Platform: An open source platform created by consumer choice and operated by a community of participants.

BIG
Blockchain Identification Graph

BIGosg
BIG Open Source Governance (OSG)

Third-Party Apps



BIGapp

- Desktop Account Web App
- Social Account Integration
- Add Family Members / Household
- Loyalty Program Integration
- Frequent Surveys and Updates

Third-Party Apps



BIGtoken

BIGtoken is the utility token for the BIG ecosystem.

Tokens are held by token buyers and consumers.

- ERC-20 token
- Consumers receive tokens as a reward for sharing personal data
- Future utility and applications of the token will be determined by BIGosg


BIG

BIG Layers



Coin Market
Consumer
BIG
Data
BIGapp
BIGtoken
BIG
Buyer 1
Buyer 2
Buyer 3
BTC / ETH
Bt
BIGtoken
3rd party apps
3rd party apps
3rd party apps
3rd party apps

BIG unlocks the potential for community-generated apps

1. Browser extension to scrape cookies
2. Publisher integration system
3. Ad platform and DMP integrations
4. DSP and exchange integrations
5. Ad blocker
6. User and traffic verification
7. Attribution system
8. Digital universal subscription tool
9. Retailer data integration
10. Retailer loyalty integration
11. Social network based on BIGid and consumer data control
12. Search application with consumer data control

BIG will support, consult, and provide services to third parties to foster the growth of the ecosystem.

ICOs in 2017

Total Raised: **$2,086,487,999**

Total Number of ICOs: 139

Top Ten ICOs of 2017

Position	Project	Total Raised *
1	FileCoin	$257,000,000
2	Tezos	$232,319,985
3	EOS Stage 1	$185,000,000
4	Bncor	$153,000,000
5	Status	$90,000,000
6	TenX	$64,000,000
7	MobileGO	$53,069,235
8	Sonmo	$42,000,000
9	Aeternity	$36,960,594
10	Monetha	$36,600,000
11	Basic Attention Token	$35,000,000

Cryptocurrency ICO Status 2017


$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,0
$0
Jan
Feb
May
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

* In some cases total raised includes ICO and pre-sale value.

Source: coinschedule.com, September 2017

ICOs in 2017

ICOs by Category 2017

Out of these categories, Commerce & Advertising represents a notable share of the market and has demonstrated potential for growth.

- In 2017, Commerce & Advertising ICOs produced over $46 million.
- A single ICO, the Basic Attention Token (BAT), was responsible for $35 million of the total Commerce & Advertising value.
- The Commerce & Advertising sector is currently underdeveloped and therefore ready for significantly more ICO activity.



13.5%
10.4%
8.6%
6.9%
4.4%
2.2%
44.2%
Infrastructure 44.2% ($938,646,229)
Data Storage 13.5% ($286,222,856)
Trading & Investing 10.4% ($220,220,955.21)
Payments 8.6% ($183,379,902.36)
Finance 6.9% ($146,684,165)
Gaming & VR 4.4% ($92,475,022.9)
Gambling & Betting 3.3% ($69,076,302.92)
Commerce & Advertising 2.2% ($46,980,049)
Identity & Reputation 1.6% ($33,000,000)
Mining 1.0% ($20,218,239)
Recruitment 0.7% ($14,473,034.6)
Commodities 0.5% ($11,602,632)
Art & Music 0.5% ($11,345,781)
Real Estate 0.4% ($9,085,800)
Communications 0.4% ($8,815,379)
Drugs & Healthcare 0.4% ($8,310,482)
Events & Entertainment 0.4% ($8,074,811.5)
Social Network 0.3% ($5,625,000)
1/2

Source: coinschedule.com, September 2017

Timeline



2017
Sep
Planning
Oct
Whitepaper Completed
Nov
Hire Product Team / MVP
Dec
Token Sale Commitments
2018
Jan
Pre-sale and Sale
Jun
Product Alpha
Sep
Product Beta
Dec
Product GA


We are Valuable
BIGtoken.com


DON'T GIVE YOURSELF AWAY
BIGtoken.com


LIKES
AREN'T
FREE
BIGtoken.com


TAKE YOUR
DATA BACK
BIGtoken.com


Not Sheep.
BIGtoken.com

Thank you.

KRISTOFFER NELSON
COO
310.779.8505
knelson@srax.com
srax.com